UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2020
HIGHLANDS REIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55580 (Commission File Number)	81-0862795 (IRS Employer Identification No.)
332 S Michigan Avenue, Ninth Floor Chicago, IL 60604 (Address of Principal Executive Offices)
312-583-7990 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm
On March 24, 2020, the Audit Committee of the Board of Directors (the “Committee”) of Highlands REIT, Inc. dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm effective as of that date.
The audit reports of KPMG on the consolidated financial statements of Highlands REIT, Inc. and subsidiaries (collectively, the “Company”) for the fiscal years ended December 31, 2019 and December 31, 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: KPMG’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2019 and December 31, 2018 contained a separate paragraph stating that “As discussed in Note 2 to the consolidated financial statements, the Company has changed its method of accounting for leases as of January 1, 2019 due to the adoption of Accounting Standards Codification Topic 842, Leases.”
During the fiscal years ended December 31, 2019 and December 31, 2018, and the subsequent interim period from January 1, 2020 through March 24, 2020, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The Company has provided KPMG with a copy of the disclosures contained herein and has requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of KPMG’s letter, dated March 27, 2020, is filed as Exhibit 16.1 herewith.
(b) Appointment of New Independent Registered Public Accounting Firm
On March 24, 2020, the Committee approved the appointment of Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020, subject to completion of Grant Thornton’s standard client acceptance procedures and execution of an engagement letter. During the Company’s fiscal years ended December 31, 2019 and December 31, 2018, and the subsequent interim period from January 1, 2020 through March 24, 2020, neither the Company nor anyone acting on behalf of the Company, has consulted with Grant Thornton regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The Company expects that representatives of Grant Thornton will be present at the Company’s 2020 annual meeting of stockholders on June 4, 2020 (the “Annual Meeting”), and will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders. Representatives of KPMG will not be present at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
16.1Letter from KPMG LLP

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Highlands REIT, Inc.

Date: March 27, 2020                By:    /s/ Richard Vance
Name:     Richard Vance
Title:    President and Chief Executive Officer